UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of1934

                          Date of Report: June 4, 1997

                        COMMISSION FILE NUMBER: 0-19064

                                 NEMDACO, INC.
              ----------------------------------------------------
              Exact name of Registrant as specified in its charter

          Colorado                                      84-1027731
          --------                                      ----------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

9 Buckskin Road, Bell Canyon, California                        91307
Address of principal executive offices                        Zip Code

Registrant's telephone number, including area code:  (818) 884-4770

Former name, former address and former fiscal year, if changed since last report:

ITEM 1:  NOTICE REGARDING CHANGE IN AUDITORS.

The Corporation advises that it has asked Gelfond Hockstadt Pangburn & Company, Denver Colorado to resign as the Companys Auditors, which resignation was accepted by the Company on June 2, 1997. The Company asked for the resignation for economic reasons only. No dispute existed or exists between the Company and the Auditors.

Gelfond Hockstadt Pangburn & Company, have been replaced by Linders and
Braverman,  100 North Sumitt Avenue , Prescot,  AZ   86310 .


                                   SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                      NEMDACO, INC.
                                                      (Registrant)


                                                     /S/ Jeff Bender
                                                     By: Jeff Bender
Chairman of the Board of Directors
Date: June 4, 1997